Exhibit 99.1
VOTING AGREEMENT
     This Voting Agreement (the “Agreement”) is made and entered into as of November ___, 2005, between Solexa, Inc., a Delaware corporation (the “Company”), and the undersigned stockholder (“Holder”) of the Company.
RECITALS
     Whereas, Holder is the registered owner of such number of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and options to purchase such number of shares of Common Stock as indicated beneath Holder’s signature on the last page of this Agreement (shares of Common Stock, exclusive of options to purchase Common Stock, indicated as being owned by Holder on the signature page hereto shall be referred to herein as the “Shares”);
     Whereas, the Holder is purchasing shares of Common Stock and warrants to purchase shares of Common Stock pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Private Placement”);
     Whereas, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement; and
     Whereas, in connection with the consummation of the Private Placement, the Company and Holder have agreed to provide for the voting of the Holder’s Shares and the rights as set forth below.
     Now, Therefore, in consideration of these premises and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
     1. New Shares. Holder agrees that any shares of capital stock or interests in shares or other securities of the Company that Holder purchases or with respect to which Holder otherwise acquires registered or beneficial ownership after the date hereof and prior to March 31, 2006 (“New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.
     2. Agreement to Vote Shares. Until March 31, 2006, Holder shall, at any meeting (whether annual or extraordinary and whether or not an adjourned or postponed meeting) of stockholders of the Company or of any class of stockholders of the Company, however called, or in connection with any written resolution of the holders of shares or any class of shares in the capital of the Company, vote the Shares and any New Shares held by Holder in favor of the issuance of Common Stock and warrants pursuant to the Private Placement and any other transactions contemplated by the Purchase Agreement. The Holder hereby agrees that he or she will not vote the Shares and New Shares in favor of the approval of any action the consummation of which would frustrate the purposes, or prevent or delay the consummation of, the transactions contemplated by the Purchase Agreement. This Agreement is intended to bind Holder as a holder of Shares of the Company only with respect to the specific matters set forth herein. Except as set forth this Section 2, Holder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the stockholders of the Company.
     3. Irrevocable Proxy. Concurrently with the execution of this Agreement, Holder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permitted by law.
     4. Representations, Warranties and Covenants of Holder. Holder hereby represents, warrants and covenants to the Company that Holder (i) is the registered owner and, as set forth on the signature page, beneficial owner, of the Shares and options to purchase Common Stock, if any, indicated below Holder’s signature on the signature page to this Agreement, which at the date of this Agreement and at all times up until March 31, 2006, are, and will be, free and clear of any liens, claims, options, charges or other encumbrances, and (ii) is not the registered owner of any shares, options or other securities in, or convertible into, capital stock of the Company, other than the Shares and the options to purchase Common Stock, if any, indicated below Holder’s signature on the last page of this Agreement. Holder has the legal capacity, power and authority to enter into and perform all of Holder’s obligations under this Agreement (including under the Proxy). This Agreement (including the Proxy) has been duly and validly executed and delivered by Holder and constitutes a valid and binding agreement of Holder, enforceable against Holder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.
     5. Further Assurances. Holder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in the Company the power to carry out and give effect to the provisions of this Agreement.
     6. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (i) Holder makes no agreement or understanding herein in any capacity other than in Holder’s capacity as a registered owner of the Shares and, to the extent applicable, any New Shares, (ii) nothing in this Agreement shall be construed to limit or affect any action or inaction by Holder, or any officer, partner, member or employee, as applicable, of Holder, serving on the Company’s Board of Directors acting in such person’s capacity as a director or fiduciary of the Company, and (iii) Holder shall have no liability to Parent or any its affiliates under this Agreement as a result of any action or inaction by Holder, or any officer, partner, member or employee, as applicable, of Holder, serving on the Company’s Board of Directors acting in such person’s capacity as a director or fiduciary of the Company.
     7. Miscellaneous.
          (a) Amendments and Waivers. Any term of this Agreement may be amended or waived with the written consent of the Company and Holder or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 7(a) shall be binding upon the parties and their respective successors and assigns.

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          (b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
          (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
          (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
          (e) Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (i) when delivered by hand; (ii) on the day sent by facsimile, provided that the sender has received confirmation of transmission as of or prior to 5:00 p.m. local time of the recipient, on such day; (iii) the first Business Day after sent by facsimile (to the extent that (A) the sender has received confirmation of transmission after 5:00 p.m. local time of the recipient on the day sent by facsimile, or (B) notice is sent on a day that is not a Business Day); or (iv) the third Business Day after sent by registered mail or by courier or express delivery service, in each case to the address or facsimile number set forth on the signature page to this Agreement beneath the name of such party, or to such other address or facsimile number as such party shall have specified in a written notice given to the other party hereto.
          (f) Severability. If one or more provisions of this Agreement are held to be invalid or unenforceable under the applicable law of any jurisdiction, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be valid and enforceable in accordance with its terms. Each provision of this Agreement is separable from any other provisions of this Agreement, and each part of each provision of this Agreement is severable from every other part of such provision.
          (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach of any covenants or agreements contained in this Agreement will cause the Company to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the Company shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity.
          (h) Entire Agreement. This Agreement, the Proxy, and any other documents delivered by the parties in connection herewith constitute the entire agreement between the

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parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.
[signature page follows]

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     The parties have caused this Agreement to be duly executed on the date first above written.

COMPANY

By:

Name:

Title:

Address: Solexa, Inc.
25861 Industrial Boulevard
Hayward, California 94545
Attention: Chief Executive Officer
Facsimile No.: 650.670.9303
Signature Page to Voting Agreement

HOLDER

By:

Name

Holder’s Address for Notice:

Attention:
Facsimile No.:

Common Stock of the Company held of record:

Options to Purchase Common Stock of the Company:

Additional Securities of the Company Beneficially Owned:

Signature Page to Voting Agreement

EXHIBIT A
IRREVOCABLE PROXY
TO VOTE SHARES OF
SOLEXA, INC.
     The undersigned stockholder (“Holder”) of Solexa, Inc, a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted under the laws of Delaware) appoints the Chief Executive Officer and each of the other members of the Board of Directors of the Company, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the capital stock of the Company that now are or hereafter may be owned of record by and/or registered in the name of the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Proxy, the Shares and that certain Voting Agreement of even date herewith, by and between Company and the undersigned (the “Voting Agreement”). The shares of, and/or options over, the common stock of the Company owned by the undersigned stockholder of the Company as of the date of this Proxy are listed beneath the undersigned’s signature on the final page of this Proxy. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until March 31, 2006. Terms used herein and not defined herein shall have the meaning set forth in the Voting Agreement.
     This Proxy is coupled with an interest, is irrevocable (to the fullest extent permitted by law), is granted pursuant to the Voting Agreement and is granted in consideration of the Company entering into that certain Securities Purchase Agreement, of even date herewith, among the Company and the individuals and entities identified on the signature pages thereto (the “Purchase Agreement”).
     The attorneys and proxies named above, and each of them, are hereby further authorized and empowered by the undersigned, at any time prior to March 31, 2006, to act as the undersigned’s attorney and proxy to vote the Shares in favor of the issuance of Common Stock and warrants pursuant to the Purchase Agreement and any other transactions contemplated by the Purchase Agreement, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written resolutions), at every annual, extraordinary or adjourned meeting of the stockholders or any class of stockholders of the Company and in every written resolution in lieu of any such meeting.
     This Proxy and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.
     This Proxy is irrevocable to the fullest extent permitted by law.
[signature page follows]

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Dated: November ___, 2005

Name

Common Stock of the Company held of record:

Options to Purchase Common Stock of the Company:

Additional Securities of the Company Beneficially Owned:

Signature Page to Irrevocable Proxy